UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 5, 2020
KAISER ALUMINUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware		1-09447	94-3030279
(State or Other Jurisdiction		(Commission	(I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

27422 Portola Parkway,	Suite 200
Foothill Ranch,	California		92610-2831
(Address of Principal Executive Offices)			(Zip Code)

(949) 614-1740
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KALU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.
2020 Base Salary

On March 5, 2020, the compensation committee (the “Compensation Committee”) of the board of directors of the Company approved the annual base compensation of the Company's executive officers, effective April 1, 2020, including the annual base compensation of the executive officers of the Company identified below (the “Named Executive Officers”) for 2020.

Name and Position	Base Salary
Jack A. Hockema	$915,000
Chief Executive Officer and Chairman of the Board

Keith A. Harvey	$552,000
President and Chief Operating Officer

John M. Donnan	$452,000
Executive Vice President - Legal, Compliance and Human Resources

Neal E. West	$450,000
Senior Vice President and Chief Financial Officer

Daniel J. Rinkenberger, the Company’s former Executive Vice President and Chief Financial Officer, and John Barneson, the Company’s former Senior Vice President - Corporate Development, are also Named Executive Officers. The Company previously reported Messrs. Rinkenberger’s and Barneson’s retirements on March 31, 2019, and February 28, 2019, respectively. As a result, neither received a base salaries or any incentives for 2020.

2020 Incentive Compensation

On March 5, 2020, the Compensation Committee also approved a short-term incentive plan for 2020 (the “2020 STI Plan”) and a long-term incentive program for the 2020 through 2022 performance period (the “2020 - 2022 LTI Plan”). The structure, terms and objectives of the 2020 STI Plan and 2020 - 2022 LTI Plan are described in more detail below and generally consistent with the structure, terms and objectives of the 2019 short-term incentive plan and the 2019-2021 long-term incentive program, except for (i) the annual increase of the adjusted earnings before interest, taxes, depreciation, and amortization ("EBITDA") targets resulting in threshold, target and maximum payouts under the 2020 STI Plan, (ii) expanding the peer companies used to determine the Company's total shareholder return ("TSR") performance from the S&P 600 Materials Small Cap index to the S&P 1000 Materials index, (iii) the reduction of the allocation of performance shares based on the Company's total controllable cost performance from 40% to 20%, and (iv) the addition of the Company's adjusted EBITDA margin as a third performance metric to the performance shares and allocation of the remaining 20% of the performance shares to the new metric.

2020 STI Plan

The 2020 STI Plan is designed to reward participants for achieving certain adjusted EBITDA performance goals determined based on the return on the Company's adjusted net assets. Similar to the short-term incentive plan approved by the Compensation Committee in 2019, the 2020 STI Plan includes modifiers for safety, quality, delivery and cost performance, and permits, subject to the maximum payout opportunity described below, adjustments to individual awards in recognition of exceptional performance, including individual, facility, and/or functional area performance, which, with respect to the Company’s executive officers would also require approval by the Company’s Compensation Committee.

The 2020 STI Plan provides for (1) a threshold performance level below which no payout is made, a target performance level at which the target award is available and a performance level at or above which the maximum payout is available, and (2) minimum and maximum payout opportunities ranging from zero for less than a 7.5% return on the Company’s adjusted net assets up to three times the target payout amount for a 35% or more return on the Company’s adjusted net assets. Each year higher net assets and depreciation raise the adjusted EBITDA levels required to achieve threshold, target and maximum payo uts. The table below sets forth the estimated future payouts that can be earned by each of the following Named Executive Officers (other than Messrs. Rinkenberger and Barneson) under the 2020 STI Plan below the threshold performance level and at the threshold, target and maximum performance levels.

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	$0	$361,500	$723,000	$2,169,000
Keith A. Harvey	$0	$255,500	$511,000	$1,533,000
John M. Donnan	$0	$162,500	$325,000	$975,000
Neal E. West	$0	$160,000	$320,000	$960,000
The preceding description of the 2020 STI Plan is qualified in its entirety by the Kaiser Aluminum Fabricated Products 2020 Short-Term Incentive Plan for Key Managers Summary, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
2020 - 2022 LTI Plan
The 2020 - 2022 LTI Plan is designed to reward participants with (i) a fixed number of time-vested restricted stock units and (ii) a fixed number of performance shares that vest, if at all, based on the Company's achievement of the performance objectives described below. The performance objective for 60% of the performance shares is based on the Company's TSR performance relative to its peer companies in the S&P 1000 Materials index, for 20% of the performance shares is based Company's total controllable cost performance and for the remaining 20% of the performance shares is based on the Company's adjusted EBTIDA margin performance, each over the 2020 through 2022 performance period.
The restricted stock units issued to members of senior management, including the Named Executive Officers, subject to certain limited exceptions, vest on March 5, 2023, and entitle the participant to receive one share of the Company’s common stock for each vesting restricted stock unit. The 2020 - 2022 LTI Plan provides for minimum and maximum vesting opportunities ranging from zero up to two times the pro rata portion of the target number of performance shares depending upon the Company's performance. Each performance share that becomes earned and vested entitles the participant to receive one share of the Company's common stock.
On March 5, 2020, the Compensation Committee approved the following grants of restricted stock units and performance shares, effective as of March 5, 2020, to the following Named Executive Officers pursuant to the terms of the 2020 - 2022 LTI Plan:

Name	Number of Restricted Stock Units (1)	Target Number of Performance Shares (2)
Jack A. Hockema	9,019	19,151
Keith A. Harvey	4,250	10,307
John M. Donnan	3,421	4,086
Neal E. West	3,311	3,954
_______________

(1)
The restrictions on 100% of the restricted stock units granted will lapse on March 5, 2023 or earlier if the Named Executive Officer's employment terminates as a result of death or disability or in the event of a change in control of the Company. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after retirement at age 65 or older, the restricted stock units granted will remain outstanding and the restrictions on a pro-rated portion of such units, determined based on the number of days the Named Executive Officer was employed by the Company during the restriction period, will lapse on March 5, 2023.

(2)
The tables below set forth the number of performance shares that will become vested for each of the following Named Executive Officers under the 2020 - 2022 LTI Plan below the threshold performance levels and at the threshold, target and maximum performance levels based on the Company’s performance objectives described above:

Name	Below Threshold	Threshold	Target	Maximum
Jack A. Hockema	0	9,575	19,151	38,302
Keith A. Harvey	0	5,153	10,307	20,614
John M. Donnan	0	2,043	4,086	8,172
Neal West	0	1,977	3,954	7,908
_______________
The number of performance shares, if any, that are earned will be determined based on the Company performance and will vest on the later to occur of March 5, 2023 and the date on which the Compensation Committee approves the multipliers for the performance shares based on the Company's achievement of each of the performance objectives described above. Notwithstanding the foregoing, the respective target number of performance shares will be earned and immediately vest if prior to December 31, 2022 the Named Executive Officer's employment terminates as a result of death or disability, and if there is a change in control of the Company before December 31, 2022, the number of performance shares, if any, that are earned will be determined based on the Company's achievements during the performance period through the date of such change in control and will immediately vest on such date. However, if the Named Executive Officer's employment is terminated by the Company without cause or is voluntarily terminated by the Named Executive Officer for good reason, the number of performance shares, if any, that are earned will be determined based on the actual performance achieved during the performance period and will vest on the later to occur of March 5, 2023 and the date on which the Compensation Committee approves the multipliers for the performance shares based on the Company's achievement of each of the performance objectives. If the Named Executive Officer's employment is terminated by the Named Executive Officer on or after normal retirement at age 65 or older, the number of performance shares, if any, that are earned will be determined based on the actual performance achieved during the performance period and pro-rated for the number of days the Named Executive Officer was employed by the Company during the performance period.

The grants of restricted stock units and performance shares were made pursuant to the Company's 2016 Equity and Incentive Compensation Plan (the “Equity Plan”). A copy of the Equity Plan is filed as Exhibit 10.1 to the Current Report on Form 8-K, filed by the Company on May 26, 2016. The form of Restricted Stock Unit Award Agreement used to evidence the grants of restricted stock units made to the Company's executive officers under the 2020 - 2022 LTI Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference. The form of Performance Shares Award Agreement used to evidence the grants of performance shares made to the Company's executive officers under the 2020 - 2022 LTI Plan is filed as Exhibits 10.3 hereto and incorporated herein by reference. A summary of the performance objectives for determining the number of performance shares earned under the 2020 - 2022 LTI Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit
Number	Description
10.1	Kaiser Aluminum Fabricated Products 2020 Short-Term Incentive Plan For Key Managers Summary.
10.2	2020 Form of Executive Officer Restricted Stock Units Award Agreement.
10.3	2020 Form of Executive Officer Performance Shares Award Agreement.
10.4	Kaiser Aluminum Corporation 2020 - 2022 Long-Term Incentive Plan Management Objectives and Formula for Determining Performance Shares Earned Summary.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM CORPORATION
(Registrant)

By:	/s/ Cherrie I. Tsai
Cherrie I. Tsai
Vice President, Deputy General Counsel and Corporate Secretary
Date: March 10, 2020